UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2023

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36436	95-3015862
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

(Address of principal executive offices) (Zip Code)
(805) 967-7611
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 11, 2023, Deckers Outdoor Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast at www.virtualshareholdermeeting.com/DECK2023, during which the Company's stockholders voted on four proposals. The Company had 26,134,458 shares of common stock outstanding on July 13, 2023, the record date for the Annual Meeting. At the Annual Meeting, 23,896,523 shares of common stock were present virtually or represented by proxy.

The following sets forth the final results of the voting for the four proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company's definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on July 24, 2023 (the “Proxy Statement”).

Election of Directors (Proposal No. 1)

The stockholders elected ten directors who were nominated by the Board of Directors of the Company (the "Board") to serve as directors of the Company until the annual meeting of stockholders to be held in 2024, or until their successors are duly elected and qualified. The following sets forth the results of the voting with respect to each director nominee:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
Michael F. Devine, III	22,697,586	128,864	1,070,073
David A. Burwick	22,774,794	51,656	1,070,073
Nelson C. Chan	22,384,952	441,498	1,070,073
Cynthia (Cindy) L. Davis	22,562,522	263,928	1,070,073
Juan R. Figuereo	22,774,257	52,193	1,070,073
Maha S. Ibrahim	22,778,095	48,355	1,070,073
Victor Luis	22,772,702	53,748	1,070,073
Dave Powers	22,811,084	15,366	1,070,073
Lauri M. Shanahan	22,239,210	587,240	1,070,073
Bonita C. Stewart	22,486,735	339,715	1,070,073

Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm (Proposal No. 2)
    The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending March 31, 2024, which covers the period from April 1, 2023 to March 31, 2024. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
22,542,524	1,344,076	9,923

Advisory Vote to Approve Named Executive Officer Compensation (Proposal No. 3)

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
21,810,927	983,199	32,324	1,070,073

No other matters were presented for consideration or stockholder action at the Annual Meeting.

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Proposal No. 4)

The stockholders voted for, on a non-binding advisory basis, "one year" as the frequency of future advisory votes on compensation of the Company’s named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
22,447,105	22,560	345,343	11,442	1,070,073

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2023

Deckers Outdoor Corporation
/s/ Thomas Garcia
Thomas Garcia, General Counsel